UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report: May 17, 2017
(Date of earliest event reported)
Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)
Delaware
(State or jurisdiction of incorporation)

001-15393	42-1405748
(Commission File Number)	(I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)
(563) 589-2100
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

NOTE: This Amendment to the Current Report on Form 8-K originally filed on May 19, 2017 discloses the Board of Directors' determination on the frequency of advisory votes on executive compensation.

Item 5.07 Submission of Matters to a Vote of Security Holders
Heartland Financial USA, Inc. (the "Company") held its Annual Meeting of Stockholders in Dubuque, Iowa, on May 17, 2017. At the meeting, stockholders voted in favor of an annual advisory vote on executive compensation, which is consistent with the Company's past practice. After considering the results of this advisory vote, the Board of Directors has determined that the Company will hold an annual advisory vote on executive compensation until the next required advisory vote on frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2017

HEARTLAND FINANCIAL USA, INC.

By:	/s/ Bryan R. McKeag
Bryan R. McKeag
Executive Vice President & CFO